SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):        January 23, 2003


                         Midwest Express Holdings, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                       1-13934                       39-1828757
---------------                ----------------                 -------------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


              6744 South Howell Avenue, Oak Creek, Wisconsin 53154
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 570-4000
                         -------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events.
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On January 23, 2003, Midwest Express Holdings, Inc. (the "Company") issued a press release reporting fourth quarter and full year 2002 financial results. The Company is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.
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          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:

               99.1    Press Release dated January 23, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MIDWEST EXPRESS HOLDINGS, INC.



Date:  February 10, 2003               By: /s/ Robert S. Bahlman
                                           -------------------------------------

                                        Its: Sr. VP & CFO
                                            ------------------------------------

                         MIDWEST EXPRESS HOLDINGS, INC.

                   Exhibit Index to Current Report on Form 8-K
                             Dated January 23, 2003


Exhibit
Number
------

99.1      Press Release dated January 23, 2003.